AMENDMENT NO. 2

TO

MANAGEMENT AGREEMENT

WHEREAS, MORGAN STANLEY SMITH BARNEY SPECTRUM SELECT L.P. (formerly known as Morgan Stanley Dean Witter Spectrum Select L.P.), a Delaware limited partnership (the “Partnership”), CERES MANAGED FUTURES LLC, a Delaware limited liability company (the “General Partner”), and NORTHFIELD TRADING L.P., a Delaware limited partnership (the “Trading Advisor”), have agreed to amend the Amended and Restated Management Agreement (the “Management Agreement”), dated as of May 1, 2001, and as previously amended by Amendment No. 1 (the “Amendment No. 1”), dated as of May 9, 2011, among the Partnership, the General Partner and the Trading Advisor, to reduce the monthly management fee rate payable to the Trading Advisor.  Terms used and not otherwise defined herein have the meanings ascribed to such terms in the Management Agreement.

WHEREAS, all provisions contained in the Management Agreement remain in full force and effect and are modified only to the extent necessary to provide for the amendments set forth below.

NOW, THEREFORE, the parties hereto hereby amend the Management Agreement as follows:

1.           The monthly management fee rate referred to in clause (a)(i) of the Section entitled “Fees” in the Management Agreement, which was previously reduced in Amendment No. 1 to a monthly management fee rate equal to 1/12 of 2.00% (a 2.00% annual rate), is hereby reduced to a monthly management fee rate equal to 1/12 of 1.00% (a 1.00% annual rate).

2.           The foregoing amendment shall take effect as of the 1st day of December, 2013.

3.           This Amendment No. 2 may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute the same agreement.

4.           This Amendment No. 2 shall be governed and construed in accordance with the laws of the State of New York.

IN WITNESS WHEREOF, this Amendment to the Management Agreement has been executed for and on behalf of the undersigned as of the 6th day of November, 2013.

MORGAN STANLEY SMITH BARNEY SPECTRUM SELECT L.P.

By: Ceres Managed Futures LLC,

General Partner

By:	_/s/ Alper Daglioglu_______

Name:	Alper Daglioglu

Title:	President

CERES MANAGED FUTURES LLC

By:	_/s/ Alper Daglioglu_______

Name:	Alper Daglioglu

Title:	President

NORTHFIELD TRADING L.P.

By:	_/s/ Douglas Bry__________

Name:	Douglas Bry

Title:	President